iShares®

iShares, Inc.

Supplement dated April 26, 2005

to the Prospectus dated January 1, 2005 (as revised April 1, 2005) and the

Statement of Additional Information (“SAI”) dated January 1, 2005 (as revised April 1, 2005)

for the iShares MSCI Index Funds

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus and SAI for the iShares MSCI Index Funds.

On April 22, 2005, the Board of Directors (the “Board”) of iShares, Inc. (the “Company”) approved, subject to shareholder approval, each of the proposals listed below. Each proposal will be submitted for approval by shareholders of the specified Fund(s) at a Special Meeting of Shareholders (“Special Meeting”) of the Company, scheduled for July 14, 2005. Each shareholder of record as of the close of business on April 25, 2005 (the “Record Date”) will receive a proxy statement describing each proposal and will be eligible to vote at the Special Meeting. If you did not own shares on the Record Date, you will not be eligible to vote at the Special Meeting.

Proposal 1.	To elect members to the Board of Directors of the Company (all Funds).

Proposal 2.	To approve the modification of certain fundamental investment policies and restrictions regarding senior securities (all Funds), loans (all Funds), industry concentration (iShares MSCI Mexico, Singapore and South Korea Index Funds), and the elimination of a restriction on investments in a single issuer (iShares MSCI Mexico, Singapore and South Korea Index Funds).

Proposal 3.	To approve a change in the classification of certain Funds’ investment objectives from fundamental investment policies to non-fundamental investment policies (All Funds, except the iShares MSCI Emerging Markets Index Fund and iShares MSCI South Africa Index Fund).

Proposal 4.	To approve a new advisory agreement with Barclays Global Fund Advisors in order to effect a change to the fee structure (such change will not increase the net advisory fee or the total expenses payable by any Fund) (iShares MSCI Singapore Index Fund only).

Proposal 5.	To transact such other business as may properly come before the special meeting or any adjournment thereof (all Funds).

It is expected that the proxy statement will be mailed to shareholders as of the Record Date, on or around May 18, 2005. If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

®iShares is a registered trademark of Barclays Global Investors, N.A.	BGI-A-002-05005

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